UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant                         [X]
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[ ]      Confidential for use of the Commission Only (as permitted by Rule
         14a-6(e)(2))
[ ]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12


NOVA OIL, INC.
--------------------------------------------------------------------------------
(Name of Registrant as Specified in its Charter)


--------------------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


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NOVA OIL, INC.
Phone: (509) 466-0576
Fax: (509) 466-6931
17922 NORTH HATCH ROAD
COLBERT, WASHINGTON 99005-9377

                                 NOVA OIL, INC.
                             17922 NORTH HATCH ROAD
                         COLBERT, WASHINGTON 99005-9377
                                 (509) 466-0576

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD________________, 2005

To the shareholders of NOVA OIL, INC.:

The Annual Meeting of Stockholders of Nova Oil, Inc. (the "Company"), a Nevada Corporation, will be held at Washington Mutual Financial Center, Room A (lower level), 601 W. Main Avenue, Spokane, Washington on
Wednesday,____________________, 2005 at 10:00 p.m. Pacific time for the following purposes:

1.       To elect members of the Board of Directors;

2. To ratify the selection of DeCoria, Maichel & Teague, P.S., as the Company's independent registered public accountants for the year ending December 31, 2005;

3.       To ratify the 2005 Nova Oil Stock Incentive Plan;

4. To consider and vote upon a proposed amendment to the Company's Articles of Incorporation to increase the authorized common stock from 100,000,000, $0.001 par value shares to 500,000,000, $0.001 par value shares; and

5.       To ratify the sale of oil wells.

6. To transact such other business as may properly come before the meeting and any postponement(s) or adjournment(s) thereof.

Only Stockholders of record at the close of business on ________________, 2005 are entitled to notice of, to attend and to vote at the meeting.

By order of the Board of Directors, NOVA OIL, INC.

/s/ PAUL E. FREDERICKS
-----------------------------------------------------------
Paul E. Fredericks, President & Principal Executive Officer

____________________, 2005 / Approximate Date of mailing to Stockholders

IMPORTANT: Whether or not you plan to attend the meeting, please execute and return the enclosed proxy. A return envelope is enclosed for your convenience. Prompt return of the proxy will assure a quorum and save the Company unnecessary expense. A complete and certified record of the stockholders of the Company entitled to vote at such meeting, or any adjournment thereof, is enclosed for your inspection and shall be produced and kept open at the time and place of the meeting. During the meeting referred to above, the list of stockholders of record shall be subject to the inspection of any shareholder for the purposes of the meeting.

                                 NOVA OIL, INC.
                             17922 NORTH HATCH ROAD
                         COLBERT, WASHINGTON 99005-9377
                                 (509) 466-0576

                                 PROXY STATEMENT
                                   relating to
                         ANNUAL MEETING OF SHAREHOLDERS
          to be held on ___________________, ___________________, 2005

                                  INTRODUCTION

This Proxy Statement is being furnished by the Board of Directors of Nova Oil, Inc. a Nevada corporation (the "Company"), to holders of shares of the Company's Common Stock ("Common Stock") in connection with the solicitation by the Board of Directors of proxies to be voted at the Annual Meeting of Shareholders of the Company to be held on ____________________, ____________________, 2005 and any
adjournment or adjournments thereof (the "Annual Meeting") for the purposes set forth in the accompanying Notice of the Annual Meeting. This Proxy Statement is first being mailed to shareholders on or about ____________________, 2005. The Annual Report of the Company for the year ending December 31, 2004 was mailed to stockholders prior to the mailing of this Proxy Statement. Such Annual Report does not form any part of the material for solicitation of proxies.

                           PURPOSES OF ANNUAL MEETING

Election of Directors

At the Annual Meeting, shareholders entitled to vote (see "Voting at Annual Meeting") will be asked to consider and take action on the election of directors to the Company's Board of Directors to serve for a term ending on the annual meeting following the annual meeting at which such director was elected. See "Election of Directors."

Ratification of Auditor

At the Annual Meeting, shareholders will be asked to ratify the selection of DeCoria, Maichel & Teague, P.S. as the Company's independent registered accountants for the year ending December 31, 2005. See "Selection of Independent Registered Public Accountants."

Ratification of Nova Oil Stock Incentive Plan

At the Annual Meeting, shareholders will be asked to ratify the Nova Oil Stock Incentive Plan (the "Plan") for management, officers, directors, employees, originators, advisors and consultants of the Company.

Ratification of Increase to Authorized Capital Common Shares

At the Annual Meeting, shareholders will be asked to ratify an increase to the number of authorized capital shares of the Company from 100,000,000 common shares to 500,000,000 common shares.

Ratification of the sale of the Company's two oil wells

At the Annual Meeting, shareholders will be asked to ratify the sale of the Company's interest in the Smith Boswell #1 and Steinback Unit #1 wells.

Other Business

To transact other matters as may properly come before the annual meeting, postponement(s) or any adjournment(s) thereof. See "Other Matters".

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                            VOTING AT ANNUAL MEETING
General

The close of business on the Record Date of ____________________, 2005 has been fixed as the record date for determination of the shareholders entitled to notice of, and to vote at, the Annual Meeting (the "Record Date"). As of the Record Date, there were issued and outstanding 5,865,000 shares of Common Stock entitled to vote. A majority of such shares will constitute a quorum for the transaction of business at the Annual Meeting. The holders of record on the Record Date of the shares entitled to be voted at the Annual Meeting are entitled to cast one vote per share on each matter submitted to a vote at the Annual Meeting. The following actions proposed herein may be taken upon a favorable vote of the holders of a majority of such shares of Common Stock outstanding at the Annual Meeting provided a quorum is present at the meeting in person or by proxy: (3) FOR the ratification of Nova Oil Stock Incentive Plan;
(4) FOR the proposed amendment to the Company's Articles of Incorporation to increase the authorized common stock from 100,000,000 shares, $0.001 par value, to 500,000,000 shares, $0.001 par value; (5) FOR the ratification of the sale of the Company's oil wells. The following actions proposed herein may be taken upon a favorable vote of the holders of a majority of such shares of Common Stock present at the Annual Meeting provided a quorum is present at the meeting in person or by proxy: (1) FOR election of Paul E. Fredericks, Arthur P. Dammarell, Jr. and Bruce E. Cox to the Company's Board of Directors, (2) FOR the ratification of the selection of DeCoria, Maichel & Teague, P.S., as independent registered public accountants for the year ending December 31, 2005.

Proxies

Shares of Common Stock which are entitled to be voted at the Annual Meeting and which are represented by properly executed proxies will be voted in accordance with the instructions indicated in such proxies. If no instructions are indicated, such shares will be voted: (1) FOR election of Paul E. Fredericks, Arthur P. Dammarell, Jr. and Bruce E. Cox to the Company's Board of Directors,
(2) FOR the ratification of the selection of DeCoria, Maichel & Teague, P.S., as independent registered public accountants for the year ending December 31, 2005;
(3) FOR the ratification of Nova Oil Stock Incentive Plan; (4) FOR a proposed amendment to the Company's Articles of Incorporation to increase the authorized common stock from 100,000,000 shares, $0.001 par value, to 500,000,000 shares, $0.001 par value; (5) FOR the ratification of the sale of the Company's oil wells; and, (6) AT the discretion of the proxy holder, any other matters which may properly come before the Annual Meeting. A shareholder who has executed and returned a proxy may revoke it at any time before it is voted at the Annual Meeting by executing and returning a proxy bearing a later date, by giving written notice of revocation to the Secretary of the Company, or by attending the Annual Meeting and voting in person or delivering instruction to the Company via email and with written confirmation. A proxy is not revoked by the death or incompetence of the maker unless, before the authority granted thereunder is exercised, written notice of such death or incompetence is received by the Company from the executor or administrator of the estate or from a fiduciary having control of the shares represented by such proxy.

The indication of an abstention on a proxy or the failure to vote either by proxy or in person will be treated as neither a vote "for" nor "against" the election of any director. Each of the other matters must be approved by the affirmative vote of a majority of shares present in person or represented by proxy at the meeting and entitled to vote. Abstention from voting will have the practical effect of voting against these matters since it is one less vote for approval. Broker non-votes, shares held by brokers or nominees for the accounts of others as to which voting instructions have not been given, will be treated as shares that are present for determining a quorum, but will not be counted for purposes of determining the number of votes cast with respect to a proposal. Brokers and nominees, under applicable law, may vote shares for which no instructions have been given in their discretion in the election of directors.

The Company will bear all the costs and expenses relating to the solicitation of proxies, including the costs of preparing, printing and mailing this Proxy Statement and accompanying material to shareholders. In addition to the solicitation of proxies by use of the mails, the directors, officers, and employees of the Company, without additional compensation, may solicit proxies personally or by telephone or telegram.

1. ELECTION OF DIRECTORS

It is intended that the proxies solicited hereby will be voted for election of the nominees for directors listed below, unless authority to do so has been withheld. The Board of Directors knows of no reason why its nominees will be unable to accept election. However, if a nominee becomes unable to accept election, the Board will either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, proxies will be voted in favor of such nominee.

Each director shall serve for a term ending on the annual meeting following the annual meeting at which such director was elected. The foregoing notwithstanding, each director shall serve until his successor shall have been duly elected and qualified, unless he shall resign, become disqualified or disabled, or shall be otherwise removed.

The Company has not solicited any recommendations nor received any recommendations for director candidates from security holders. The Company has no policy regarding recommendations for director candidates from security holders.

The Company has not paid fees to any third party or parties to identify or evaluate or assist in identifying or evaluating potential director nominees.

MANAGEMENT RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION OF PAUL E. FREDERICKS, BRUCE E. COX, AND ARTHUR P. DAMMARELL, JR.

Nominees

Nominee Name, Position with the Company, Principal Occupation(s), Other Directorships, Age, and Ownership:

Paul E. Fredericks. Mr. Fredericks is currently the President, Director and Principal Executive Officer of the Company. He has been President since September, 2002, and was Vice-President prior to that date. Mr. Fredericks is a member of the Company's Audit Committee. From January 1985 to the present, he has owned and operated his own business, Mineral Logic. His Company is involved in compiling data on mines and prospects in Montana and Idaho and doing data compilation and GIS development for mineral exploration and mining companies throughout the western hemisphere. From March 1988 to January 1991, he was Senior Geologist and a computer specialist for Western Gold Exploration and Mining Company, located in Missoula, Montana. Mr. Fredericks attended Humboldt State University where he received a Bachelor Of Science Degree in geology in 1977. He also attended the University of Texas, at Austin where he received a Master's degree in geology in 1980. Mr. Fredericks resides in Missoula, Montana. Mr. Fredericks does not serve as a director for any other Corporation registered under the Securities and Exchange Act.

Age: 50
Shares Beneficially Owned: 700,000
Percent of Class: 11.94%
A Director Since: 2000

Bruce E. Cox. Mr. Cox is the Secretary and a Director of the Company. Mr. Cox is a member of the Audit Committee. From 1973 to the present, he has been a professional geologist and consultant. Mr. Cox is currently employed by Stillwater Mining Company. He also continues to serve as a consultant on mining projects and is involved in two industrial mineral ventures. Mr. Cox attended Western Carolina University where he received a Bachelor of Science Degree in geology in 1971. He also attended the University of Montana, where he received a Master's degree in geology in 1973. Mr. Cox resides in Missoula, Montana. Mr. Cox does not serve as a director for any other Corporation registered under the Securities and Exchange Act.

Age: 55
Shares Beneficially Owned: 520,000*
Percent of Class: 10.99%
A Director Since: 2000

* Shares beneficially owned do not include 140,000 shares subject to options granted on November 25, 2002.

Arthur P. Dammarell, Jr. Mr. Dammarell is Treasurer, Director and Principal Financial Officer of the Company. He became self-employed as a business development consultant in April 1999, and currently serves in such capacity. From 1980 to 1999 he held various positions in Virginia City Gold Mines, Inc., including director, president and CEO. From 1993 to 1996, Mr. Dammarell was operations manager and co-owner of Direct Realty Service in Spokane, Washington. He has twenty-seven years of management experience in the public and private sector. Mr. Dammarell attended Eastern Washington University, where he received his bachelor-of-arts degree in 1977. Mr. Dammarell resides in Colbert, Washington. Mr. Dammarell does not serve as a director for any other Corporation registered under the Securities and Exchange Act.

Age: 61
Shares Beneficially Owned: 700,000
Percent of Class: 11.94%
A Director Since: 2000

The affirmative vote of the holders of a majority of the shares present in person or by proxy and entitled to vote at the Annual Meeting is required to elect the Company's directors.

2. RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

DeCoria, Maichel & Teague, P.S., independent registered public accountants, have been recommended by the Company's Audit Committee, and therefore selected by Company's Board of Directors, as the independent auditor and tax service provider for the Company for the year ending December 31, 2005, subject to approval by the shareholders. DeCoria, Maichel & Teague, P.S. has served as the independent auditor and tax service provider for the Company since the fiscal year ended December 31, 2000. This firm is experienced in the field of accounting and is well qualified to act in the capacity of auditor and tax service provider. DeCoria, Maichel & Teague, P.S., will not be represented at the annual meeting, but questions from shareholders will be presented to the auditors for response.

Stockholder ratification of the selection of DeCoria, Maichel & Teague, P.S. as the Company's independent registered public accountants is not required by the Bylaws or otherwise. However, the Audit Committee is submitting the selection of DeCoria, Maichel & Teague, P.S. to the stockholders for ratification as a matter of corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection if ratified, the Audit Committee in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its stockholders.

The affirmative vote of the holders of a majority of the shares present in person or by proxy and entitled to vote at the Annual Meeting is required to ratify the selection of DeCoria, Maichel & Teague, P.S..

MANAGEMENT RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" ITEM 2.

3. RATIFICATION OF THE 2005 NOVA OIL STOCK INCENTIVE PLAN

         On May 20, 2003, the Board of Directors approved a Stock Incentive Plan. Section 17 of the Plan required approval of the shareholders within one year of adoption of the Plan. At that time nor within one year, the Plan was never submitted to stockholders of the Company. No options or shares underlying the options were ever issued under the 2003 Plan. The 2003 Plan therefore terminated.

         On May 5, 2005, the Board of Directors approved a 2005 Nova Oil Stock Incentive Plan. The Board also approved the allocation of 900,000 shares of Common Stock for the plan as part of the resolution. The adoption of such stock option plan is contingent on approval of the Shareholders of Nova Oil. Shares available under the 2005 Nova Oil Stock Incentive Plan (the "NOI Stock Incentive Plan") represent 15.3% of current shares outstanding.

         The text of the proposed Nova Oil, Inc.'s Stock Incentive Plan is attached as Appendix 2.

         The total number of shares of Common Stock, $0.001 par value ("Common Stock"), reserved and available for distribution under the NOI Stock Incentive Plan will be 900,000 shares of common stock.

         If the Nova Oil Stock Incentive Plan is ratified by the shareholders, the shares are proposed to be distributed as follows:

Arthur P. Dammarell, Jr. (PFO and Director)     405,000 shares   (45.0% of plan)

Paul E. Fredericks (PEO and Director)           275,000 shares   (30.6% of plan)

Bruce E. Cox (Secretary and Director)           110,000 shares   (12.2% of plan)

Terrance J. Dunne (advisor)                     110,000 shares   (12.2% of plan)


         No options or shares underlying the options have been issued under the NOI Stock Incentive Plan

Description of the NOI Stock Incentive Plan.

         General. The NOI Stock Incentive Plan is a non qualified deferred compensation plan under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and is not subject to the Employee Retirement Income Security Act of 1974, as amended.

         Purpose. The purpose of the NOI Stock Incentive Plan is to provide an incentive to eligible management, directors, employees, consultants and advisors of the Company whose present and potential contributions are important to the continued success of the Company, to afford these individuals the opportunity to acquire a proprietary interest in the Company; and to enable the Company to enlist and retain the best available talent for the conduct of its business.

         Eligibility. Under the NOI Stock Incentive Plan eligible individuals affiliated with the Company include: any employees, President, Vice-President, Secretary, Treasurer, Chief Executive Officer, Chief Financial Officer and/or Principal Financial Officer, Directors, and advisors.

         Administration. The NOI Stock Incentive Plan will be administered by the Compensation Committee, or if no Compensation Committee has been appointed then the Board of Directors will administer the NOI Stock Incentive Plan. The Compensation Committee will have the authority to select, from among eligible persons, the individuals to whom awards will be granted, the number of shares of stock subject to each award, the dates on which the awards will be granted, the pricing and vesting of any awards, to make any combination of awards to any participant and to determine the specific terms of each award. The interpretation and construction of any provision of the NOI Stock Incentive Plan by the administrators shall be final and conclusive.

         Reserved Shares. The total number of shares of Common Stock, $0.001 par value ("Common Stock"), reserved and available for distribution under the NOI Stock Incentive Plan will be 900,000 shares of common stock.

         Vesting and Forfeitability. Under the NOI Stock Incentive Plan, the vesting of any award is determined by the Compensation Committee or if there is none, then the Board of Directors.

         Pricing. Under the NOI Stock Incentive Plan, exercise of a particular option shall be such price, will be fixed by the Committee.

         Stock Options. The NOI Stock Incentive Plan permits the granting of non-transferable stock options that either qualify as incentive stock options under Section 422 of the Code ("Incentive Stock Options" or "ISOs") or do not so qualify ("Nonstatutory Stock Options" or "NSOs"). The term of each option will be fixed by the administrators but may not exceed ten years from the date of grant in the case of ISOs. The administrators will determine the time or times each option may be exercised. Options may be made exercisable in installments, exercisability may be suspended during certain leaves of absence or reductions in work hours and the exercisability of options may be accelerated by the administrators. The option exercise price for each share covered by an ISO will not be less than 100% of the fair market value of a share of Common Stock on the date of grant of such option. The option exercise price for each share covered by an NSO will be determined by the administrators.

         The consideration to be paid for shares issued upon exercise of options granted under the NOI Stock Incentive Plan, including the method of payment, shall be determined by the administrators and may consist entirely of (i) cash or check, (ii) other shares of Common Stock, (iii) the delivery of a properly executed notice together with such other documentation as the administrators and the broker, if applicable, shall require to effect an exercise of the option and delivery to the Company of the sale or loan proceeds required to pay the exercise price, (iv) any combination of the foregoing methods, or (vi) such other consideration and methods as are permitted by applicable laws.

         All options granted under the NOI Stock Incentive Plan shall be evidenced by a stock option agreement between the Company and the optionee to whom such option is granted. Options granted to persons subject to Section 16 of the Exchange Act may impose additional restrictions necessary to comply with Rule 16b-3.

         Nontransferability. Options granted pursuant to the NOI Stock Incentive Plan are nontransferable by the participant, other than by will or by the laws of descent and distribution or a Qualified Domestic Relations Order, and may be exercised, during the lifetime of the participant, only by the participant.

         Stock Appreciation Rights ("SAR's"). A stock appreciation right (SAR) is a contractual right to receive, either in cash or employer stock, the appreciation in the value of the employer's stock over a certain period of time. SAR's involve actual stock ownership by the Employee, unless stock is issued in payment of the SAR. If cash is issued in payment for the SAR, there will be no dilution of Company stock ownership. In addition, the Employee does not receive dividend rights, nor does the Employee have voting rights. A SAR gives an eligible employee the right to obtain the future appreciation in stock without any investment risk. In addition, a SAR used in conjunction with a stock option enables eligible individuals to exercise options without a cash outlay. Eligible employees generally do not make any out-of-pocket payments to acquire their rights with respect to a SAR. The Company will be required to make a cash outlay in the amount of the SAR payments, if such amounts are to be paid in cash. Normally, eligible individuals determine when to exercise the SAR and the Company cannot control the timing of the required cash outlay. For financial accounting purposes, the Company is required to accrue a charge against earnings for the amount of its liabilities under outstanding SAR's. The amount generally is accrued quarterly in the amount of the quarterly increase in value of the Company's stock (for SAR's).

         Common Stock. The Plan also permits an outright grant of stock, usually at nominal or no cost. The difference is that a restricted stock plan usually has vesting restrictions, which affords some tax deferral as well as encouraging employee retention. Typically an award of restricted stock will not vest until the employee has completed a specified period of service with the employer. During the restricted period, however, participants are considered the owners of the stock and will, therefore, be entitled to receive the dividends and to vote the shares during the restricted period.

         Since no stock or cash is needed by an employee to acquire restricted stock, there is significant value inherent in the award at the time of the grant. Employee taxability is deferred until full vesting occurs. During the restricted period, however, participants are considered the owners of the stock and will, therefore, be entitled to receive the dividends and to vote the shares during the restricted period.

         Adjustment Upon Changes in Capitalization. Subject to any required action by the shareholders of the Company, in the event any change, such as a stock split or dividend, is made in the Company's capitalization which results in an increase or decrease in the number of issued shares of Common Stock without receipt of consideration by the Company, an appropriate adjustment shall be made in the number of shares that have been reserved for issuance under the NOI Stock Incentive Plan (including shares subject to an option or right) and the price per share covered by each outstanding Stock Option. In the event of the proposed dissolution or liquidation of the Company, all outstanding Stock Options will terminate immediately prior to the consummation of such proposed action.

However, the Board of Directors may, in its discretion, make provision for accelerating the exercisability of shares subject to Stock Options under the Plan in such event.

         Amendment and Termination. The Board may amend, alter, suspend or discontinue the NOI Stock Incentive Plan at any time, but such amendment, alteration, suspension or discontinuation shall not adversely affect any Stock Option then outstanding in the NOI Stock Incentive Plan, without the written consent of the participant. To the extent necessary and desirable to comply with
Section 422 of the Internal Revenue Code (or any other applicable law or regulation), the Company shall obtain shareholder approval of any amendment to the NOI Stock Incentive Plan in such a manner and to such a degree as required. Subject to applicable laws and the specific terms of the NOI Stock Incentive Plan, the administrators may accelerate any option, right or award or waive any condition or restriction pertaining to such option at any time. The administrators may also substitute new options, rights or awards for previously granted options, including previously granted options having higher option prices and may reduce the exercise price of any option.

CERTAIN FEDERAL INCOME TAX CONSIDERATIONS

         The following is a brief summary of the federal income tax consequences of transactions under the NOI Stock Incentive Plan based on federal securities and income tax laws in effect on April 1, 2005. This summary is not intended to be exhaustive and does not discuss the tax consequences of a participant's death or provisions of the income tax laws of any municipality, state or foreign country in which an optionee may reside.

         Options granted under the NOI Stock Incentive Plan.

         Nonstatutory Stock Options. Except as noted below, with respect to Nonstatutory Stock Options, (i) no income is recognized by the optionee at the time the option is granted; (ii) generally, at exercise, ordinary income is recognized by the optionee in an amount equal to the difference between the option exercise price paid for the shares and the fair market value of the shares on the date of exercise, and the Company is entitled to a tax deduction in the same amount; and (iii) at disposition, any gain or loss is treated as capital gain or loss. In the case of an optionee who is also an employee, any income recognized upon exercise of a Nonstatutory Stock Option will constitute wages for which withholding will be required. However, different rules may apply if restricted stock is purchased or if shares are purchased by an optionee who is also an officer, director or more than 10% shareholder. See discussion below of "Special Rules Applicable to Corporate Insiders and Restricted Stock Purchasers."

         Special Rules Applicable to Corporate Insiders and Restricted Stock Purchasers. Generally, individuals subject to Section 16(b) of the Exchange Act ("Insiders") and individuals who purchase stock may have their recognition of compensation income and the beginning of their capital gains holding period deferred for up to six months after option exercise (for Insiders), or until the restrictions lapse (for restricted stock purchasers) (the "Deferral Date"), with the excess of the fair market value of the stock determined as of the Deferral Date over the purchase price being taxed as ordinary income, and the tax holding period for any subsequent gain or loss beginning on the Deferral Date. However, an Insider or restricted stock purchaser who so elects under Code Section 83(b) on a timely basis may instead be taxed on the difference between the excess of the fair market value on the date of transfer over the purchase price, with the tax holding period beginning on such date. Similar rules apply for alternative minimum tax purposes with respect to the exercise of an Incentive Stock Option by an Insider.

         Capital Gains. Generally, under law in effect as of July 1, 2003, net capital gain (net long-term capital gain minus net short-term capital loss) is taxed at a maximum rate of 15%. Capital losses are allowed in full against capital gains plus up to $3,000 of other income.

         Payment for Option Exercise Price. Payment of the option exercise price may be in cash or, to the extent permitted by the Committee, by delivery of previously owned Company stock having a fair market value equal to the option price or a combination of cash and stock. The Committee may also permit certain "cashless" option exercises by allowing optionees to surrender portions of their options in payment for the stock to be received.

         Stock Appreciation Rights ("SAR's"). The payment made to an eligible individual from an SAR, whether paid in cash, stock or some other form of consideration, is taxable to the eligible individual as ordinary income at the time received. There is no preferential tax treatment, nor is there any deferral of the tax beyond the time of payment.

         Tax Deduction-Company. The Company receives a tax deduction for the amount of the SAR at the time the payment amount is required to be included in the eligible individual's income and taxed to the eligible individual. The amount of the tax deduction is equal to the amount of the payment.

         Withholding. The Company is required to withhold for federal income tax purposes and FICA, FUTA and Medicare purposes on SARs granted to eligible individuals. If the amount of the SAR is paid by the Company in cash, the required amount to be withheld generally would be taken from the cash payment. Depending upon when in the tax year the SAR amount is paid, FICA and FUTA may or may not be required to be withheld. If the payment or exercise occurs later in the year, the eligible individual may be over the required wage base amount for FICA and FUTA taxes. However, the Medicare withholding tax is not subject to a wage base limit and will apply, regardless of the timing of the payment or exercise.

         Corporate Charges Against Earnings. For financial accounting purposes, the Company is required to accrue a charge against earnings for the amount of its liabilities under outstanding SARs. The amount generally is accrued quarterly in the amount of the quarterly increase in value of the Company's stock for SARs.

         Common Stock. The Common Stock of the Company is considered as restricted, meaning there is no ability to freely resell the Company's stock due to State and Federal Securities laws. The tax disadvantages of a stock award program to the Company also include (i) taxation for the eligible individual;
(ii) payroll tax withholding requirements; and, (iii) need for accurate valuation of the shares being awarded. Since no stock or cash is needed by an eligible individual to acquire restricted stock, there is significant value inherent in the award at the time of the grant. Eligible individual taxability is deferred until full vesting occurs. In addition, the tax deduction afforded to the Company will equal the price or value of the stock at the time the restrictions lapse. There is a charge to the Company's earnings for accounting purposes generally based on the price of the stock at the time of grant, and, if the restrictions are service based, no additional charge to earnings is required if the stock appreciates in value. As a result, if the stock price increases, the tax deduction accruing to the Company at the time the restrictions lapse may actually exceed the accounting charge. Furthermore, the initial accounting charge is typically spread over the entire restricted period.

A copy of the agreements are attached to the 2005 Nova Oil Stock Incentive Plan is attached as Appendix 2.

         The affirmative vote of the holders of record of a majority of shares outstanding as of the record date is necessary to adopt the resolution.

MANAGEMENT RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" ITEM 3.

4. TO AMEND THE ARTICLES OF INCORPORATION INCREASING THE AUTHORIZED COMMON STOCK FROM 100,000,000, $0.001 PAR VALUE SHARES TO 500,000,000, $0.001
         PAR VALUE SHARES

On April 19, 2005, the Board of Directors of the Company adopted amendments to the Company's Articles of Incorporation whereby, the Company's authorized Common Stock would be changed from 100,000,000 shares of stock, $0.001 par value per share, to 500,000,000 shares of stock, $0.001 par value per share.

The Company is considering future issuances of debt and/or equity securities (which may include shares of common stock or securities convertible into or exercisable for shares of common stock) in order to make a public or private offering of stock, increase the Company's available cash, to retire debt and to improve the Company's financial condition. Such securities would be sold or issued by the Company upon such terms and conditions as the Board of Directors may subsequently determine. The Company has no present commitments, agreements, or intent to issue additional shares of Common Stock, other than with respect to currently reserved shares, in connection with transactions in the ordinary course of the Company's business.

In the considered unanimous opinion of the Board of Directors, the proposed plan will place the Company in a more favorable position to attract and properly structure the terms of additional financing, if needed. If approved by the stockholders, such additional authorized shares would be available for issuance (subject to applicable federal and state securities laws and state corporate law) to take advantage of future opportunities for equity financing to improve the Company's capital structure, and for other corporate purposes.

On March 25, 2005, the shareholders' list for the Company's common shares showed forty-seven registered shareholders and 5,865,000 shares outstanding.

The Board of Directors has adopted resolutions proposing that the Articles of Incorporation be amended to increase the number of shares of common stock which the Company is authorized to issue from 100,000,000 $0.001 par value, to 500,000,000 $0.001 par value.

If approved by the stockholders, such additional authorized shares would be available for issuance at the discretion of the Board of Directors without further stockholder approval (subject to applicable Federal and State Securities Laws and by law) to provide the Company with adequate flexibility in the future, to take advantage of future opportunities for equity financing to improve the Company's capital structure, and for other corporate purposes, without the delay and expense incident to the holding of a special meeting of stockholders to consider the specific issuances. The holders of Common Stock of the Company are not entitled to preemptive rights or cumulative voting, Accordingly, the issuance of additional shares of Common Stock might dilute, under certain circumstances, the ownership and voting rights of Shareholders.

The Board of Directors of the Company believes it will benefit the shareholders to have additional unreserved shares available for issuance in order that adequate shares may be available for the possible issuance of Common Stock, convertible preferred stock or convertible debt securities in connection with a possible financing of the Company's business or an acquisition. The Company has no plans, arrangements, understandings or commitments at this time with respect to the issuance of any such shares.

The amendment is intended to qualify as a tax-free reorganization within the meaning of Section 386(a)(1) of the Internal Revenue Code of 1986, as amended.

It is the opinion of the outside auditors that there will be no tax effect on the Company or its shareholders as a result of the increase in the authorized capital.

Proposed Text of Amendment to Articles of Incorporation

It is proposed that an amended section 1 of Article 4 replace the existing section 1 of Article 4 to the Articles of Incorporation regarding capitalization as follows:

                                   ARTICLE IV
                                 CAPITALIZATION

         Section 1: Aggregate Number of Shares

         The total number of shares which the Corporation shall have authority to issue is 505,000,000 of which (a) 5,000,000 shares shall be Preferred Stock of par value $0.0001 per share, (b) 500,000,000 shares shall be Common Stock of the par value of $0.001 per share.

A copy of the proposed amendment, with Section 1 underlined, is attached as Appendix 3.

The Amendment to the Articles of Incorporation requires the affirmative vote of the holders of a majority of the outstanding voting stock of the Company, voting as a single class.

MANAGEMENT RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" ITEM 4.

5. TO RATIFY THE SALE OF COMPANY OIL WELLS

Due to the Company's ongoing liquidity needs and potential capital expenditures, in June 2005, Management decided it was appropriate to sell our working interests in two oil wells located in Bastrop County, Texas. The Company had originally purchased those interests in December 2000. From December 2000 through May 31, 2005 the Company's share of the wells has generated approximately $71,706 through the sale of crude oil, while incurring operating expenses of approximately $71,002 for a net gain of approximately $704. The total operating expenses include approximately $35,264 in ordinary expenses, and $32,738 in extraordinary repair costs. In early 2004, Management analyzed the repair history of the wells for the period from late 2000 through October 31, 2004, and realized that major breakdowns and accompanying extraordinary expenditures occur every 10 months on average. The last major repairs took place in the Fall of 2004. Management believes that the wells are likely to experience another breakdown in mid-to-late 2005.

Management evaluated two alternatives: one in which the Company continues to hold its current working interests while seeking other crude oil and natural gas properties; and one in which we sell our current interests and begin the search to acquire replacement properties.

         a. If Nova Oil retained interest in the Smith-Boswell and Steinbach Unit wells, the Company would be in a position to reap the benefit of historically high prices for petroleum. This is reflected in unaudited data that shows $13,356 in production revenues for the first five months of 2005, as compared to $16,169 for all of 2004, $14,761 for all of 2003, $10,758 for all of 2002, and $16,659 for 2001 (including
                  December of 2000). The exceptional revenue realized from production so far in 2005 has to be weighed against a possible major breakdown of one or both wells. A single breakdown of both wells in late 2002 cost the Company more than $9,000. The upside to this alternative scenario would be that the Company could still be generating oil revenue while we searched for additional properties. The downside to this approach is that a major breakdown could halt production for an extended period of time and place unnecessary strain on the Company's available cash. A major breakdown and the related repair expenses could bankrupt the Company by the end of 2005.

         b. If Nova Oil sold its working interests in the Smith-Boswell and Steinbach Unit wells, the Company would avoid the expenses related to a future breakdown. The Company would also receive cash from the sale of its working interests. The Company will still be searching for other property replacement opportunities, but would have the benefit of predictable expenditures and a significantly larger cash balance to operate into 2006.

Believing that a major breakdown is a probable near-term event, the Board of Directors and Management decided to sell its working interests in the Smith-Boswell and Steinbach Unit wells effective June 30, 2005. An agreement to purchase our working interests was reached with D-MIL Production, Inc. of Argyle, Texas, the majority owner and operator of the two wells.

Copies of the agreements are attached to these Proxy Solicitation materials as Appendix 4.

MANAGEMENT RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" ITEM 5.

6. OTHER BUSINESS

As of the date of this Proxy Statement, the Board of Directors is not aware of any matters that will be presented for action at the Annual Meeting other than those described above. Should other business properly be brought before the Annual Meeting, it is intended that the accompanying Proxy will be voted thereon in the discretion of the persons named as proxies.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners

The following table sets forth, as of March 25, 2005 (audited), and June 30, 2005 (unaudited), the amount and percentage of the Common Stock of the Company, which according to information supplied by the Company, is beneficially owned by each person who, to the best knowledge of the Company, is the beneficial owner (as defined below) of more than five (5%) of the outstanding common stock.

------------------------- --------------------------------------------- --------------------------------- ------------------------
     Title of Class           Name and Address of Beneficial Owner       Amount and Nature of Beneficial    Percent of Class[8]
                                            [4] [9]                              Ownership [2]
------------------------- --------------------------------------------- --------------------------------- ------------------------
Common Stock              Carol A. Dunne                                            660,000                       11.25%
------------------------- --------------------------------------------- --------------------------------- ------------------------
Common Stock              Charles A. Cleveland [6] [7]                              770,000                       12.55%
------------------------- --------------------------------------------- --------------------------------- ------------------------
Common Stock              Arthur P. Dammarell, Jr. [1]                              700,000                       11.94%
------------------------- --------------------------------------------- --------------------------------- ------------------------
Common Stock              Bruce E. Cox [1] [5]                                      660,000                       10.99%
------------------------- --------------------------------------------- --------------------------------- ------------------------
Common Stock              Paul E. Fredericks [1]                                    700,000                       11.94%
------------------------- --------------------------------------------- --------------------------------- ------------------------
Common Stock              Daniel W. Schneider [3] and Deborah H.                    700,000                       11.94%
                          Schneider 2000 Revocable Trust
------------------------- --------------------------------------------- --------------------------------- ------------------------

[1]  A Director and Executive Officer.
[2]  All of these shares are restricted pursuant to Rule 144.
[3] Former Director and Executive Officer up until his death in September 2002. [4] For purposes of the table, a person is considered to "beneficially own" any shares with respect to which he/she directly or indirectly has or shares voting or investment power or of which he or she has the right to acquire the beneficial ownership within 60 days. Unless otherwise indicated and subject to applicable community property law, voting power and investment power are exercised solely by the person named above or shared with members of his or her household.
[5] Total unexercised options held by Mr. Cox are 140,000. Such options contain anti-dilution provisions.
[6] Total unexercised options held by Mr. Cleveland are 160,000. Such options contain anti-dilution provisions.
[7] In January 2005, Mr. Cleveland was issued 110,000 shares of common stock, as part of legal fees for work done in 2004.
[8] Based on 5,865,000 shares of Common Stock outstanding at March 25, 2005 (audited), and June 30, 2005 (unaudited).
[9]  Address for beneficial owners: 17922 N. Hatch Rd., Colbert, WA 99005.

Security Ownership of Management

The following table sets forth, as of March 25, 2005 (audited), and June 30, 2005 (unaudited), amount and percentage of the Common Stock of the Company, which according to information supplied by the Company, is beneficially owned by Management, including officers and directors of the Company.

------------------------------- ------------------------------ ----------------------------- -------------------------
        Title of Class            Name of Beneficial Owner          Amount & Nature of           Percent of Class
                                                                   Beneficial Ownership
------------------------------- ------------------------------ ----------------------------- -------------------------
Common                          Paul E. Fredericks                       700,000                      11.94%
                                (Officer & Director)
------------------------------- ------------------------------ ----------------------------- -------------------------
Common                          Arthur P. Dammarell, Jr.                 700,000                      11.94%
                                (Officer & Director)
------------------------------- ------------------------------ ----------------------------- -------------------------
Common                          Bruce E. Cox [1]                         660,000                      10.99%
                                (Officer & Director)
------------------------------- ------------------------------ ----------------------------- -------------------------

[1] Total unexercised options held by Mr. Cox are 140,000. Such options contain anti-dilution provisions.

                             EXECUTIVE COMPENSATION

No compensation has been paid or accrued by us for the three years ended December 31, 2004 for any of our executive officers.

                        OPTION GRANTS IN LAST FISCAL YEAR

The information specified concerning the stock options of the named executive officers during the fiscal year ended December 31, 2004 is provided in the following Option/SAR Grants in the Last Fiscal Year Table:

===============================================================================================================================
                                            OPTION/SAR GRANTS IN LAST FISCAL YEAR
                                                    Individual Grants (1)
             (a)                        (b)                       (c)                      (d)                    (e)
                                Number of Securities          % of Total
            Name                     Underlying          Options/SARs Granted    Exercise or base price     Expiration Date
                                    Options/SARs        to Employees in Fiscal          ($/Share)
                                      Granted #                  Year
Paul E. Fredericks                       -0-                      -0-                      -0-                    -0-
Arthur P. Dammarell, Jr.                 -0-                      -0-                      -0-                    -0-
Bruce E. Cox                             -0-                      -0-                      -0-                    -0-
============================== ======================== ======================== ======================== =====================

(1)  This table does not include Stock Options granted previously.

The information specified concerning the stock options of the named executive officers during the fiscal year ended December 31, 2004 is provided in the following Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End Options/SAR Values Table:

=================================================================================================================================
                                      AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                                             AND FISCAL YEAR END OPTION/SAR VALUES

            (a)                         (b)                      (c)                      (d)                       (e)
                                                                                                                 Value of
                                                                                  Number of Securities          Unexercised
                                                                                       Underlying              In-the-money
                                  Number of Shares                                     Unexercised             Options/SARs
            Name                Acquired on Exercise      Value Realized ($)         Options/SARs at           At FY-End ($)
                                                                                       FY-End (#)              Exercisable/
                                                                                      Exercisable/             Unexercisable
                                                                                      Unexercisable
Paul E. Fredericks                    160,000                    -0-                       -0-                      -0-
Arthur P. Dammarell, Jr.              160,000                    -0-                       -0-                      -0-
Bruce E. Cox                           20,000                    -0-                     140,000                    -0-
============================= ========================= ======================= ========================== ======================

We do not currently have a Long-Term Incentive Plan ("LTIP").

Compensation to our directors is limited to reimbursement of out-of-pocket expenses that are incurred in connection with the directors duties associated with our business, other than a Stock Incentive Plan. There is currently no other compensation arrangements for our directors.

We currently do not hold any Employment Contracts or Change of Control Arrangements with any parties.

              CERTAIN INFORMATION REGARDING THE BOARD OF DIRECTORS

During the fiscal year ended December 31, 2004, the Board of Directors held six
(6) meetings. Directors attended the meetings either physically or via teleconference. The Audit Committee met three (3) times during 2004.

COMMITTEES

There is no Nominating Committee. The Company does not have a standing nominating committee, and as a result, the Board of Directors functions as a nominating committee. No formal nominating committee has been formed since the Board of Directors believes that: (i) at its current stage of development the attraction of other individuals to serve without insurance and other benefits; and (ii) the Company is still in it's formative stage, and therefore relies on the vision and leadership of it's originators to develop the Company. The Company is not subject to any listing requirements of Nasdaq Stock Market ("Nasdaq") or the New York Stock Exchange requiring corporate governance policies, such as a lead independent director, minimum qualification or skill requirements. All Directors participate in the consideration of Director nominees.

The Board has established a Compensation Committee and an Audit Committee. The sole purpose of the Compensation Committee is to research and make recommendations to the Board of Directors regarding issuance of Stock pursuant to the Company's Stock Incentive Plan. The Board of Directors of Nova Oil, Inc. acts as the Compensation Committee.

The Audit Committee consists of the following members: Bruce E. Cox, Chairman, Paul E. Fredericks, member, and Terrence J. Dunne, member. The Audit Committee's purpose is to assist the Board of Directors in fulfilling its fiduciary responsibilities as pertaining to the accounting policies and reporting practices of Nova Oil, Inc., pursuant to the Committee's charter. Mr. Cox is considered to be a non-independent member of the Audit Committee, however his serving as the Chairman of the Committee was deemed by the Board to be in the best interest of the Company due to Mr. Cox's experience and familiarity with the Company. The Audit Committee's report for the Financial Statements for the year ended December 31, 2004 is attached to this proxy statement as Appendix 1. During the past year, the Sarbanes-Oxley Act of 2002 added a number of provisions to Federal law to strengthen the authority of, and increase the responsibility of, corporate audit committees. In accordance with the Sarbanes-Oxley Act, the Audit Committee has ultimate authority and responsibility to select, compensate, evaluate and, when appropriate, replace the Company's independent auditors. The Audit Committee members are not professional accountants or auditors and their functions are not intended to duplicate or to certify the activities of Management and the independent auditors, nor can the Audit Committee certify that the independent auditors are "independent" under applicable rules. The Audit Committee serves as a board-level oversight, in which it provides advice, counsel and direction to Management and the independent auditors on the basis of the information it receives, discussion with Management and the independent auditors, and the experience of the Audit Committee's members in business and financial matters.

RELATED PARTY TRANSACTIONS

There were no related party transactions during the fiscal year ended December 31, 2004.

COMPENSATION OF DIRECTORS

Director compensation is limited to reimbursement of out-of-pocket expenses that are incurred in connection with the directors duties associated with the Company's business.

AUDIT FEES

The Company's Audit Committee reviews and approves audit and permissible non-audit services performed by DeCoria, Maichel & Teague P.S., as well as the fees charged by DeCoria, Maichel & Teague P.S. for such services. In its review of non-audit service fees and its appointment of DeCoria, Maichel & Teague P.S. as the Company's independent accountants, the Board of Directors considered whether the provision of such services is compatible with maintaining DeCoria, Maichel and Teague P.S. independence. All of the services provided and fees charged by DeCoria, Maichel & Teague P.S. in 2004 were pre-approved by the Audit Committee.

Audit Fees
----------

The aggregate fees billed by DeCoria, Maichel & Teague P.S. for professional services for the audit of the annual financial statements of the Company and the reviews of the financial statements included in the Company's quarterly report on Form 10-QSB for 2004 and 2003 were $12,928 and $10,835, respectively, net of expenses.

Audit-Related Fees
------------------

There were no other fees billed by DeCoria, Maichel & Teague P.S. during the last two fiscal years for assurance and related services that were reasonably related to the performance of the audit or review of the Company's financial statements and not reported under "Audit Fees", above.

Tax Fees
--------

The aggregate fees billed by DeCoria, Maichel & Teague P.S. during the last two fiscal years for professional services rendered by DeCoria, Maichel & Teague P.S. for tax compliance for 2004 and 2003 were $428 and $426, respectively.

All Other Fees
--------------

There were no fees billed by DeCoria, Maichel & Teague P.S. during 2004 and 2003 for any other products and services provided by DeCoria, Maichel & Teague P.S.


SECTION 16(a) BENEFICIAL REPORTING COMPLIANCE


Section 16(a) of the Securities Exchange Act requires that the Company's directors, executive officers, and the holders of 10% or more of the Company's common stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors, and stockholders holding more than 10% of the Company's common stock are required by the Regulation to furnish the Company with copies of all Section 16(a) forms they have filed.


Based solely upon information provided to the Company from Reporting Persons, during the two years ended December 31, 2004, Mr. Cox filed one report late for one transaction. Other than the foregoing, the Company is not aware of any failure on the part of any Reporting Persons to timely file reports required pursuant to Section 16(a).

There are six individuals each holding more than 10% of the Company's stock.

SHAREHOLDER PROPOSALS AND OTHER MATTERS

The Company's next annual meeting is scheduled for ____________________, 2006. A Stockholder who desires to have a qualified proposal considered for inclusion in the Proxy Statement for that meeting must notify the Company's Secretary of the terms and content of the proposal no later than ____________________, 2006. The Company's By-Laws outline the procedures including notice provisions, for stockholder nomination of directors and other stockholder business to be brought before stockholders at the Annual Meeting. At the time of submission of such proposal a stockholder must have been of record or beneficial owner as of ____________________, 2006. A copy of the pertinent By-Law provisions are available upon written request to Bruce E. Cox, Secretary, Nova Oil, Inc., 17922
N. Hatch Rd., Colbert, Washington 99005-9377.

FORM 10-KSB

Any shareholder of record may obtain a copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004 (the "Form 10-KSB"), without cost, upon written request to the Secretary of the Company. The Form 10-KSB is not part of the proxy solicitation material for the Annual Meeting. Additionally, the Securities and Exchange Commission maintains a web site that contains reports and other information at the following address http://www.sec.gov.


By Order of the Board of Directors
/s/ PAUL E. FREDERICKS
Paul E. Fredericks, President & Principal Executive Officer
____________________, 2005

                       APPENDIX 1 - AUDIT COMMITTEE REPORT

Report of the Audit Committee
March 29, 2005

Board of Directors
Nova Oil, Inc.

The Audit Committee has conducted oversight activities for Nova Oil, Inc. in accordance with the duties and responsibilities outlined in the Audit Committee charter.

Management is responsible for the Company's internal controls and the financial reporting process. The independent auditors are responsible for performing and independent audit of the Company's financial statements in accordance with auditing standards generally accepted in the United States and expressing an opinion on the conformity of those audited financial statements in accordance with accounting principles generally accepted in the United States. The Audit Committee's responsibility is to monitor and oversee these processes. The Audit Committee also recommends to the Board of Directors the selection of the Company's independent accountants.

The Audit Committee, with the assistance of the Company's Principal Financial Officer and Management, has fulfilled its objectives and responsibilities as specified by the Audit Committee charter, and has provided adequate and appropriate independent oversight and monitoring of Nova Oil's systems of internal control for the year ended December 31, 2004.

These activities included, but were not limited to, the following accomplishments for the year ended December 31, 2004:

o Reviewed and discussed the audited financial statements for the year ended December 31, 2004 with the Company's Principal Financial Officer and Management.

o Discussed with DeCoria, Maichel & Teague, P.S. matters requiring discussion by Statement of Auditing Standards (SAS) No. 61.

o Discussed with, and received written disclosures and a letter from DeCoria, Maichel & Teague, P.S. relating to their independence, as required by Independence Standards Board Standard No. 1.

Based on the above, the Audit Committee recommends the audited financial statements for the year ended December 31, 2004, be included in Nova Oil's Annual Report on Form 10-KSB to be filed with the Securities and Exchange Commission.

Respectfully submitted,

Nova Oil, Inc. Audit Committee
/s/ Bruce E. Cox, Chairman
/s/ Paul E. Fredericks, Member
/s/ Terrence J. Dunne, Member

                                   APPENDIX 2

                                 NOVA OIL, INC.

                            2005 STOCK INCENTIVE PLAN

                                   May 5, 2005

1. Purpose. The purpose of this Plan is to promote to the interests of the Company and its stockholders by attracting, retaining, and stimulating the performance of selected employees and advisors, including officers and directors, and giving such employees, management, directors, and advisors the opportunity to acquire a proprietary interest in the Company's business and an increased personal interest in this continued success and progress as well as increasing the productivity of those individuals whom the Committee deem to have the potential to contribute to the success of the Company.

2. Definitions. Unless otherwise indicated, the following words when used herein shall have the following meanings:

     a.   "Board of Directors" shall mean the Board of Directors of the Company.

     b. "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

     c. "Common Stock" shall mean the Company's Common Stock ($0.001 par value) and any share or shares of the Company's stock hereafter issued or issued in substitution for such shares.

     d. "Company" means Nova Oil, Inc., a Nevada corporation and shall include any entity that is directly or indirectly controlled by the Company or any entity, including an acquired entity, in which the Company has a significant equity interest, as determined by the Committee.

     e. "Committee" means the body appointed by the Board of Directors, which shall be comprised in such a manner as to comply with the requirements, if any, of Rule 16b-3 (or any successor rule) under the Exchange Act and of Section 162 of the Code.

     f.   "Director" shall mean a member of the Board of Directors.

     g. "Key Employee" shall mean any person(s), who is/are employed by the Company and who act in the capacity of President, Vice-President, Secretary, Treasurer, Chief Executive Officer, Chief Financial Officer and/or Principal Financial Officer, Directors, and advisors.

     h. "Incentive Stock Option" shall mean any option granted to an eligible key employee under the Plan, which the Company intends at the time the option is granted to be an Incentive Stock Option within the meaning of Section 422 of the Code.

     i. "Nonqualified Stock Option" shall mean any option granted to an eligible key employee under the Plan which is not an Incentive Stock Option.

     j. "Option" shall mean and refer collectively to Incentive Stock Options and Nonqualified Stock Options.

     k. "Optionee" shall mean any key employee who is granted an Option under the Plan. "Optionee" shall also mean the personal representative of an Optionee and any other person who acquires the right to exercise an Option by bequest or inheritance or pursuant to a QDRO.

     l. "Stock Appreciation Right" shall mean a right to surrender to the Company all or a portion of an Option, to the extent the Option is then exercisable, and to receive in exchange a payment as provided in
          Section 6.

     m. "Subsidiary" shall mean a subsidiary corporation of the Company as defined in Section 425(f) of the Code.

3.   Administration.

     a. This Plan shall be administered by the Compensation Committee of the Board of Directors (the "Committee"). Except for the terms and conditions explicitly set forth in this Plan, the Committee shall have the authority, in its discretion, to determine all matters relating to the award and issuance of common stock or the grant of options to be granted under this Plan, including selection of the individuals to be granted options, the number of shares to be subject to each grant, the date of grant, the termination of the options, the option term, vesting schedules, and all other terms and conditions thereof. Such authority shall also include the authority in the event of a spin-off or other corporate transaction to permit substitution of an Award granted under the Plan with an award from another company or an award denominated in other than shares of Common Stock. Grants under this Plan to Key Employees, Directors, Officers, or advisors, need not be identical in any respect, even when made simultaneously. The Committee will also determine and approve the granting of Stock Appreciation Rights to selected eligible individuals and determine whether the grant of options will consist of an Incentive Stock Option as described in Section 422 of the Internal Revenue Code of 1986, as amended (hereinafter referred to as the "Code"), or a Non-Qualified Stock Option, which shall consist of any option granted under this Plan other than an Incentive Stock Option.

     b. Options and Stock Appreciation Rights shall be evidenced by written Agreements ("Award Agreements") which shall contain such terms and conditions as may be determined by the Committee. Each agreement shall be signed on behalf of the Company by an officer or officers delegated such authority by the Committee using either manual or facsimile signature.

     c. All decisions made by the Committee pursuant to the provisions of this Plan and all determinations and selections made by the Committee pursuant to such provisions and related orders or resolutions of the Board of Directors shall be final and conclusive. The Committee shall not have the right to cancel outstanding stock options or stock appreciation rights for the purpose of replacing or regranting such options or rights with a purchase price that is less than the purchase price of the original option or right.

     d. Limitation of Liability. No member of the Committee shall be liable for any action, failure to act, determination or interpretation made in good faith with respect to this Plan or any transaction hereunder, except for liability arising from his or her own willful misfeasance, gross negligence or reckless disregard of his or her duties. The Company shall indemnify each member of the Committee for all costs and expenses and, to the extent permitted by applicable law, any liability incurred in connection with defending against, responding to, negotiation for the settlement of or otherwise dealing with any claim, cause of action or dispute of any kind arising in connection with any actions in administering this Plan or in authorizing or denying authorization to any transaction hereunder.

     e. All or part of any Award shall be subject to conditions and restrictions established by the Committee and set forth in the Award Agreement, which may include, but not be limited to, achievement of Goals over a specified Period, such as earnings or earnings growth; return on equity, assets or investment; revenues; expense control; total shareholder return; cash flow; or assets. The Committee may select one criterion or multiple criteria for measuring performance and the measurement may be based on total Company or business unit performance or based on comparative performance with other companies.

     f. The Committee also may require or permit participants to elect to defer the delivery of stock options or the settlement of Awards in cash under such rules and procedures as it may establish under the Plan. It also may provide that deferred settlements include the payment or crediting of interest on the deferral amounts, or the payment or crediting of dividend equivalents where the deferral amounts are denominated in share equivalents. In addition, the Committee may stipulate in an Award Agreement, either at the time of grant or by subsequent amendment, that a payment or portion of a payment of an Award be delayed in the event that Section 162(m) of the Code (or any successor or similar provision of the Code affecting tax deductibility) would operate to disallow a tax deduction by the Company for all or a portion of such payment. The period of any such delay in payment shall be until the payment or portion thereof, is tax deductible, or such earlier date as the Committee shall determine.

4. Eligibility and Participation. The group of individuals eligible to receive stock or options and Stock Appreciation Rights shall consist only of those employees who act in the capacity of Key Employees.

5.   Shares Subject to This Plan.

     a. The stock to be offered under the Plan shall be shares of the Company's authorized Common Stock and may be unissued shares or shares now held or subsequently acquired by the Company as treasury shares, as the Board of Directors may from time to time determine. Subject to adjustment as provided in Section 14 hereof, the aggregate number of shares to be delivered under this Plan shall not exceed 900,000 (nine hundred thousand) shares.

          If an option expires, is surrendered in exchange for another option, or terminates for any reason during the term of this Plan prior to its exercise in full, the shares subject to but not delivered under such option shall be available for options thereafter granted and for replacement options which may be granted in exchange for such surrendered or terminated options. The shares under a related option which are surrendered upon the exercise of a Stock Appreciation Right shall be charged against the aggregate number of shares available which may be delivered under the Plan.

     b. Any shares of common stock delivered upon exercise of a Stock Appreciation Right may be unissued shares or treasury shares, as the Board of Directors may from time to time determine, and shall be charged against the aggregate number of shares of stock available for purposes of this Plan.

6. Stock Appreciation Rights. The Committee may grant Stock Appreciation Rights to eligible individuals who have been or are granted options under this Plan. In exchange for the surrender in whole or in part of the privilege of exercising the related option to purchase shares of the Company's common stock, the granted Stock Appreciation Right shall entitle eligible individuals to payment of an amount equal to the appreciation in value of the surrendered options (the excess of the fair market value of such options at the time of surrender over their aggregate option price). Such payment may be made in cash, check, or in shares of common stock valued at the fair market value as of the date of the surrender, or partly in cash (or check) and partly in shares of common stock, as determined by the Committee in its sole discretion. The Committee may establish a maximum appreciation value which would be payable under granted rights.

     The Board may establish an arrangement, to be administered by the committee, under which eligible individuals may defer such payment to a future date or dates (including the accrual of interest on deferred amounts), provided that a eligible individual's deferral election under any such arrangement shall be made (a) on or before the date of grant of the Stock Appreciation Rights being surrendered, or (b) subject to approval by the Committee, before the date on which the eligible individuals becomes vested in the Stock Appreciation Rights being surrendered.

7.   Incentive Stock Options.

     a. An option designated by the Committee as an "Incentive Stock Option" is intended to qualify as an "Incentive Stock Option" within the meaning of Subsection (b) of Section 422 of the Code.

     b. To the extent that the aggregate fair market value (determined at the time the option is granted) of the stock with respect to which Incentive Stock Options (determined without regard to this paragraph b.) are exercisable for the first time by the grantee during any calendar year (under this Plan and all other Incentive Stock Option Plans of the Company and its subsidiaries) exceed $100,000, such options shall be treated as Non-Qualified Options and not qualify as incentive Stock Options.

     c. Should Section 422 of the Code, or regulations or pronouncements thereunder, be modified during the term of this Plan, this Plan and any outstanding options may be amended to conform to such modification, if approved by the Board of Directors, upon recommendation by the Committee.

     d. For purposes of this Plan, fair market value shall be determined under the applicable method provided by Regulations under Section 2031 of the Code.

     e. In the case of an ISO: (a) granted to a key employee who at the time of the grant of such ISO owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per share exercise price shall be no less than 110% of the fair market value per Share on the date of grant; (b) granted to any other key employee, the per share exercise price shall be no less that 100% of the Fair Market Value per share on the date of grant.

     f. In the case of an ISO granted to a key employee who at the time of the grant of such ISO owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Parent or

          Subsidiary, such ISO may not be exercised after the expiration of five
          (5) years from the date the ISO is granted.

     g. Disqualifying Disposition. If stock acquired upon exercise of an Incentive Stock Option is disposed of by an optionee prior to the expiration of either two years from the date of grant of such option, one year from the transfer of shares to the optionee pursuant to the exercise of such option or in any other disqualifying disposition, within the meaning of Section 422 of the code, such optionee shall notify the Corporation in writing of the date and terms of such disposition. A disqualifying disposition by an optionee shall not affect the status of any other incentive stock option granted under the Plan.

8. Term of Option Period. The term during which options and Stock Appreciation Rights may be granted under this Plan shall expire as set in the discretion of the Committee, and the option period during which each option and Stock Appreciation Right may be exercised shall, subject to the provisions of
     Section 13 hereof, be such period as determined by the Committee, expiring not later than the tenth anniversary of the grant date for an Incentive Stock Option, and no later than the expiration date of the related option for any Stock Appreciation Right, as may be determined by the Committee.

9.   Common Stock Awards

     9.1 Grant of Awards. Subject to the provisions of the Plan, the Committee shall have full and complete authority, in its discretion, but subject to the express provisions of this Plan, to (i) grant Awards pursuant to the Plan, (ii) determine the number of shares of Common Stock subject to each Award ("Award Shares"), (iii) determine the terms and conditions (which need not be identical) of each Award, including the consideration (if any) to be paid for such Common Stock; (iv) establish and modify performance criteria for Awards, and (v) make all of the determinations necessary or advisable with respect to Awards under the Plan. Each award under the Plan shall consist of a grant of shares of Common Stock subject to a restriction period (after which the restrictions shall lapse), which shall be a period commencing on the date the award is granted and ending on such date as the Board or Committee shall determine ("Restriction Period"). The Board or Committee may provide for the lapse of restrictions in installments, for acceleration of the lapse of restrictions upon the satisfaction of such performance, or other criteria or upon the occurrence of such events as the Board or Committee shall determine, and for the early expiration of the Restriction Period upon a Participant's death, Disability or Retirement, or following a Change of Control,.

     9.2 Incentive Agreements. Each Award granted under the Plan shall be evidenced by a written agreement (an "Incentive Agreement") in a form approved by the Board or Committee and executed by the Company and the Participant to whom the Award is granted. Each Incentive Agreement shall be subject to the terms and conditions of the Plan and other such terms and conditions as the Board or Committee may specify.

     9.3 Waiver of Restrictions. The Board or Committee may modify or amend any Award under the Plan or waive any restrictions or conditions applicable to such Awards; provided, however, that the Board or Committee may not undertake any such modifications, amendments or waivers if the effect thereof adversely affects the rights of any Employee without his or her consent.

     9.4 Terms and Conditions of Awards.

          9.4.1 Upon receipt of an Award of shares of Common Stock under the Plan, even during a Restriction Period, a Participant shall be the holder of record of the shares and shall have all the rights of a shareholder with respect to such shares, subject to the terms and conditions of the Plan and the Award.

          9.4.2 Except as otherwise provided in this paragraph 9.4, no shares of Common Stock received pursuant to the Plan shall be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of during the Restriction Period applicable to such shares. Any purported disposition of such Common Stock in violation of this paragraph 9.4.2 shall be null and void.

10. Option Price. Except as set forth in section 7 herein, the price at which shares may be purchased upon exercise of a particular option shall be such price, as may be fixed by the Committee. Notwithstanding any provision to the contrary, no stock options shall be issued for an exercise price of less than eighty-five percent of the average closing bid price for the Common Stock on either the Over-the-Counter Bulletin Board ("OTCBB") for the twenty (20) days prior to five business days prior to the grant of the stock options.

11.  Stock as Form of Exercise Payment; Cashless Exercise.

     a. An eligible individuals who owns shares of Company common stock may use the previously acquired shares, value to be determined as the fair market value, as a form of payment to exercise stock options under this Plan. However, the Committee, in its discretion, may restrict or rescind this right upon notification to the key employee-participants in this Plan. An option may be exercised with stock only by delivering whole shares of Company stock having a fair market value equal to or less than the exercise price. If an option is exercised by delivery of stock having a fair market value less then the exercise price, the shortfall must be made up in cash.

     b. Payment may also be made by surrendering to the Company a portion of a particular grant and receiving from the Company in whole shares the difference between the total shares of the option grant and the number of whole option shares surrendered. The number of whole option shares required to be surrendered by an optionee shall be the number of whole option shares that is equal to or less then the result of dividing the total exercise price of the options being exercised by the fair market value of one share of common stock. If the whole number of option shares surrendered is less than the total exercise price of the grant, the shortfall must be made up in cash.

     c. The delivery of a properly executed notice together with such other documentation as the Committee and the broker, if applicable, shall require to effect an exercise of an option and delivery to the Company of the sale or loan proceeds required to pay the exercise price.

     d.   Any combination of the foregoing methods.

     e. Such other consideration and methods as are permitted by applicable laws.

          If the Fair Market Value of the number of whole shares transferred or the number of whole option shares surrendered is less than the total exercise price of the option, the shortfall must be made up in cash.

12.  Vesting; Exercise of Options and Rights.

     a. Subject to the provisions of paragraph g. herein, an option shall vest and become nonforfeitable and exercisable, immediately.

     b. Each option and Stock Appreciation Right granted shall be exercisable in whole or in part at any time or from time to time during the option period as the Committee may determine, provided that the election to exercise an option or Stock Appreciation Right shall be made in accordance with applicable Federal laws and regulations, and further provided that each option shall contain a provision that will prevent exercise of the option unless the optionee remains in the employ of the Company or its subsidiary at least one year after the granting of the option. However, the Committee may in its discretion accelerate the vesting schedule of any option at any time.

     c. No option may at any time be exercised with respect to a fractional share. In the event that shares are issued pursuant to the exercise of a Stock Appreciation Right, no fractional shares shall be issued; however, a fractional Stock Appreciation Right may be exercised for cash.

     d. As a condition to the exercise of a Non-Qualified Stock Option or Stock Appreciation Right, grantees shall make such arrangements as the Committee may require for the satisfaction of any federal, state, or local withholding tax obligations that my arise in connection with such exercise.

     e. No shares shall be delivered pursuant to the exercise of any option or Stock Appreciation Right, in whole or in part, until qualified for delivery under such securities laws and regulations as may be deemed by the Committee to be applicable thereto and until, in the case of the exercise of an option, payment in full of the option price thereof or stock as a form of payment as provided in Section 10 hereof is received by the Company in cash (or check) or stock. No holder of an option or Stock Appreciation Right, or his/her legal representative, legatee, or distributee, shall be or be deemed to be a holder of any shares subject to such option or Stock Appreciation Right unless and until he/she has received a certificate or certificates therefore.

     f. Notwithstanding any vesting requirements contained in any Option, all outstanding Options shall become immediately exercisable (1) following the first purchase of Common Stock pursuant to a tender offer or exchange offer (other than an offer made by the Company) for all or part of the Common Stock, (2) at such time as a third person, including a "group" as defined in Section 13(d) of the Securities Exchange Act of 1934, becomes the beneficial owner of shares of the Company having 25% or more of the total number of votes that may be cast for the election of Directors of the Company, (3) on the date on which the shareholders of the Company approve (i) any agreement for a merger or consolidation in which the Company will not survive as an independent, publicly owned corporation or (ii) any sale, exchange or other disposition of all or substantially all of the Company's assets. The Committee's reasonable determination as to whether such an event has occurred shall be final and conclusive.

     g. Notwithstanding any other provisions of this Agreement to the contrary, the right of any Key Employee to receive any benefits hereunder shall terminate and shall be forever forfeited if such Key Employee's employment with Nova Oil, Inc. is terminated because of his/her fraud, embezzlement, dishonesty, or breach of fiduciary duty. In such an event, all unexercised options shall be deemed null and void. This Section shall be inapplicable to any such termination of employment or status as an advisor or consultant occurring after the Plan has been terminated.

13. Transferability of Options and Stock Appreciation Rights. The right of any optionee to exercise an option or Stock Appreciation Right granted under the Plan shall, during the lifetime of such optionee, be exercisable only by such optionee or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code of 1986, as amended, or Title I of the Employee Retirement Income Security Act, or the rules thereunder (a "QDRO") and shall not be assignable or transferable by such optionee other than by will or the laws of descent and distribution or a QDRO.

14. Termination of Relationship. The terms and conditions under which an option or Stock Appreciation Right may be exercised after the termination of relationship with the Company shall be determined by the Committee.

15. Changes in Common Stock. The aggregate number and class of shares on which options and Stock Appreciation Rights may be granted under this Plan, the number and class of shares covered by each outstanding option, and the exercise price per share thereof (but not the total price), of each such option, shall all be proportionately adjusted for any increase or decrease in the number of issued shares of common stock of the Company resulting from a split-up or consolidation of shares, or any spin-off, spin-out, split-up, or other distribution of assets to shareholders, or any like capital adjustment or the payment of any such stock dividend, or any other increase or decrease in the number of shares of common stock of the Company without the receipt of consideration by the Company, or assumption and conversion of outstanding grants due to an acquisition.

16. Amendment and Discontinuance. The Board of Directors may amend, suspend, or discontinue this Plan, but may not, without the approval of the holders of the Company's common stock, make any amendment thereof which operates: (a) to increase the total number of shares which may be granted under this Plan, (b) to extend the terms of this Plan or the maximum option period provided in Section 8 hereof, (c) to decrease the minimum option price provided in Section 9 hereof, (d) to materially modify the requirements as to eligibility for participation in this Plan, or (e) to materially increase the benefits accruing to participants under this Plan. No amendment to this Plan shall, except with the consent of the Optionee, adversely affect rights under an option previously granted.

17. Term of Plan. This Plan shall become effective May 5, 2005, subject to the approval by the holders of the Company's common stock at a meeting to be held within one year of the date of adoption of this Plan.

18. Investment Representation. Upon demand by the Company, the Optionee shall deliver to the Company a representation in writing that the purchase of all shares with respect to which notice of exercise of the Option or Stock Appreciation Right has been given by Optionee is being made for investment only and not for resale or with a view to distribution and containing such other representations and provisions with respect thereto as the Company may require. Upon such demand, delivery of such representation promptly and prior to the transfer or delivery of any such shares and prior to the expiration of the option period, shall be a condition precedent to the right to purchase such shares.

19. Rights as Shareholder and Employee. An Optionee shall have no rights as a shareholder of the Company with respect to any shares of Common Stock covered by an Option until the date of the issuance of the stock certificate for such shares. Neither the Plan, nor the granting of an option or other rights herein, nor any other action taken pursuant to the Plan shall constitute or be evidence of any agreement or understanding, express or implied, that a key employee has a right to continue as an Employee for any period of time or at any particular rate of compensation.

20. Governing Law. Options granted under this Plan shall be construed and shall take effect in accordance with the laws of the State of Washington.

21. Limitations on Sale of Stock Purchased Under the Plan. The Plan is intended to provide common stock for investment and not for resale. The Company does not, however, intend to restrict or influence any Participant in the conduct of his own affairs. A Participant, therefore, may sell stock purchased under the Plan at any time he chooses, subject to compliance with any applicable Federal or state securities laws. THE PARTICIPANT ASSUMES THE RISK OF ANY MARKET FLUCTUATIONS IN THE PRICE OF THE STOCK.

22. Governmental Regulation. The Company's obligation to sell and deliver shares of the Company's common stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance, or sale of such shares.

23. Other Benefit And Compensation Programs. Unless otherwise specifically determined by the Committee, settlements of Awards received by Participants under the Plan shall not be deemed a part of a Participant's regular, recurring compensation for purposes of calculating payments or benefits from any Company benefit plan or severance program. Further, the Company may adopt other compensation programs, plans or arrangements as it deems appropriate or necessary.

24. Unfunded Plan. Unless otherwise determined by the Board, the Plan shall be unfunded and shall not create (or be construed to create) a trust or a separate fund or funds. The Plan shall not establish any fiduciary relationship between the Company and any Participant or other person. To the extent any person holds any rights by virtue of an Award granted under the Plan, such rights shall constitute, general unsecured liabilities of the Company and shall not confer upon any Participant any right, title or interest in any assets of the Company.

25. Arbitration. Any controversy arising out of, connected to, or relating to any matters herein of the transactions between a eligible individual and Corporation (including for purposes of arbitration, officers, directors, employees, controlling persons, affiliates, professional advisors, agents, or promoters of Corporation, Participant), on behalf of the undersigned, or this Agreement, or the breach thereof, including, but not limited to any claims of violations of Federal and/or State Securities Acts, Banking Statutes, Consumer Protection Statutes, Federal and/or State Anti-Racketeering (e.g. RICO) claims as well as any common law claims and any State Law claims of fraud, negligence, negligent misrepresentations, unjust termination, breach of contract, and/or conversion shall be settled by arbitration; and in accordance with this paragraph and judgment on the Arbitrator's award may be entered in any court having jurisdiction thereof in accordance with the provisions of Washington law. In the event of such a dispute, each party to the conflict shall select an arbitrator, which shall constitute the three person arbitration board. The decision of a majority of the board of arbitrators, who shall render their decision within thirty
     (30) days of appointment of the final arbitrator, shall be binding upon the parties.

                                   APPENDIX 3

                                    PROPOSED
                              AMENDED AND RESTATED
                            ARTICLES OF INCORPORATION
                                       OF
                                 NOVA OIL, INC.

         Pursuant to the provision of the Nevada Business Corporation Act, ss.78.010, et. seq. the undersigned corporation hereby adopts the following Articles of Amendment to its Articles of Incorporation and Restates its Articles of Incorporation as follows:

1. The name of the corporation is NOVA OIL, INC.

2. The text of the amended and restated articles adopted are as follows:

                              AMENDED AND RESTATED
                            ARTICLES OF INCORPORATION
                                       OF
                                 NOVA OIL, INC.

         Pursuant to the provision of the Nevada Business Corporation Act, ss.78.010, et. seq. the undersigned corporation hereby adopts the following Articles of Incorporation as follows:

                                    ARTlCLE I
                                      NAME

The name of this corporation is NOVA OIL, INC.

                                   ARTICLE II
                                    DURATION

This corporation has perpetual existence.

                                   ARTICLE III
                              CORPORATION PURPOSES

The purpose or purposes for which the Corporation is organized are all things necessary or convenient to carry out any lawful business, including the natural resources industry, as well as those itemized under Chapter 78 of Nevada Revised Statutes, including any amendments thereto or successor statute that may hereinafter be enacted.

                                   ARTICLE IV
                                 CAPITALIZATION

Section 1:        Aggregate Number of Shares
---------         --------------------------

The total number of shares which the Corporation shall have authority to issue
------------------------------------------------------------------------------
is 505,000,000 of which (a) 5,000,000 shares shall be Preferred Stock of par
----------------------------------------------------------------------------
value $0.0001 per share, (b) 500,000,000 shares shall be Common Stock of the par
--------------------------------------------------------------------------------
value of $0.001 per share.
--------------------------

Section 2:        Rights of Preferred Stock

The Preferred Stock may be issued from time to time in one or more series and with such designation for each such series as shall be stated and expressed in the resolution or resolutions providing for the issue of each such series adopted by the Board of Directors. The Board of Directors in any such resolution or resolutions is expressly authorized to state and express for each such series:

                  (i) The voting powers, if any, of the holders of stock of such series;

                  (ii) The rate per annum and the times at and conditions upon which the holders of stock of such series shall be entitled to receive dividends, and whether such dividends shall be cumulative or noncumulative and if cumulative the terms upon which such dividends shall be cumulative;

                  (iii) The price or prices and the time or times at and the manner in which the stock of such series shall be redeemable and the terms and amount of any sinking fund provided for the purchase or redemption of shares;

                  (iv) The rights to which the holders of the shares of stock of such series shall be entitled upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation;

                   (v) The terms, if any, upon which shares of stock of such series shall be convertible into, or exchangeable for, shares of stock of any other class or classes or of any other series of the same or any other class or classes, including the price or prices or the rate or rates of conversion or exchange and the terms of adjustment, if any; and

                  (vi) Any other designations, preferences, and relative participating, optimal or other special rights, and qualifications, limitations or restrictions thereof so far as they are not inconsistent with the provisions of the Articles of Incorporation, as amended, and to the full extent now or hereafter permitted by the laws of Nevada.

Section 3:        Rights of Common Stock

The Common Stock may be issued from time to time in one or more Classes and with such designation for each such Classes as shall be stated and expressed in the resolution or resolutions providing for the issue of each such Classes adopted by the Board of Directors. The Board of Directors in any such resolution or resolutions is expressly authorized to state and express for each such Class:

                  (i) The voting powers, if any, of the holders of stock of such Class;

                  (ii) The rate per annum and the times at and conditions upon which the holders of stock of such Class shall be entitled to receive dividends, and whether such dividends shall be cumulative or noncumulative and if cumulative the terms upon which such dividends shall be cumulative;

                  (iii) The terms, if any, upon which shares of stock of such series shall be convertible into, or exchangeable for, shares of stock of any other class or classes or of any other series of the same or any other class or classes, including the price or prices or the rate or rates of conversion or exchange and the terms of adjustment, if any; and

                  (iv) Any other designations, preferences, and relative participating, optimal or other special rights, and qualifications, limitations or restrictions thereof so far as they are not inconsistent with the provisions of the Articles of Incorporation, as amended, and to the full extent now or hereafter permitted by the laws of Nevada.

                                    ARTICLE V
                              NO PREEMPTIVE RIGHTS

Except as may otherwise be provided by the Board of Directors, no preemptive rights shall exist with respect to shares of stock or securities convertible into shares of stock of this corporation.

                                   ARTICLE VI
                              NO CUMULATIVE VOTING

Each shareholder entitled to vote at any election for Directors shall have the right to vote, in person or by proxy, one vote for each share of stock owned by such shareholder for as many persons as there are Directors to be elected and for whose election such shareholder has a right to vote, and no shareholder shall be entitled to cumulate their votes.

                                   ARTICLE VII
                                     BYLAWS

The Board of Directors shall have the power to adopt, amend or repeal the Bylaws or adopt new Bylaws. Nothing herein shall deny the concurrent power of the shareholders to adopt, alter, amend or repeal the Bylaws.

                                  ARTICLE VIII
                          REGISTERED OFFICE AND ADDRESS

The address of the registered office of the Corporation is: 2533 North Carson Street, Carson City, Nevada 89706 and the name of its initial registered agent at such address is Laughlin Associates, Inc.

                                   ARTICLE IX
                              DIRECTORS' LIABILITY

To the full extent from time to time permitted by law, no director of the corporation shall be personally liable to the corporation or its shareholders for damages for conduct as a director. Neither the amendment or repeal of this Article, nor the adoption of any provision of the Articles of Incorporation inconsistent with this Article, shall eliminate or reduce the protection afforded by this Article to a director of the corporation with respect to any matter which occurred, or any cause of action, suit or claim which but for this Article would have accrued or arisen, prior to such amendment, repeal or adoption.

                                    ARTICLE X
            LIMITATION ON RIGHT TO CALL SPECIAL SHAREHOLDERS' MEETING

Special meetings of stockholders of the Corporation may be called only by the Board of Directors pursuant to a resolution approved by a majority of the entire Board of Directors, upon not less than 30 nor more than 50 days' written notice to the stockholders of the Corporation.

                                   ARTICLE XI
                     AMENDMENT TO ARTICLES OF INCORPORATION

This corporation reserves the right to amend or repeal any provisions contained in these Articles of Incorporation, in any manner now or hereafter permitted by law, and all rights and powers conferred herein on the shareholders and directors of this corporation are subject to this reserved power.

                                   ARTICLE XII
                               BOARD OF DIRECTORS

The qualifications, terms, of office, manner of election, time and place of meetings, and powers and duties of the Directors shall be prescribed in the Bylaws, but the number of first Directors shall be three and shall serve until the first annual meeting of shareholders or until his successor is elected and qualified; the names and post office addresses of the first Directors are as follows:

Name                                                 Address
----                                                 -------

Paul E. Fredericks                                   1839 Frey Lane
                                                     Missoula, Montana 59802

Bruce E. Cox                                         737 South 5th Street West
                                                     Missoula, Montana 59801

Arthur P. Dammarell, Jr.                             17922 North Hatch Road
                                                     Colbert, Washington 99005

                                  ARTICLE XIII
                             LIMITATION OF LIABILITY

         No director or officer of the Corporation shall be personally liable to the cooperation or any of its stockholders for damages for breach of fiduciary duty as a director or officer involving any act or omission of any such director or officer. However, the foregoing provision shall not eliminate or limit the liability of a director or officer for (i) acts or omissions which involve intentional misconduct, fraud or a knowing violation of law; or (ii) the payment of dividends in violation of Section 78.300 of the Nevada Revised Statutes. Any repeal or modification of this Article by the shareholders of the Corporation shall be prospective only and shall not adversely affect any limitation on the personal liability of a director or officer of the Corporation for acts or omissions prior to such repeal or modification.

                                   ARTICLE XIV
                             STATUTES NOT APPLICABLE

The provisions of Nevada Revised Statutes, 78.378 through 78.379, inclusive, regarding the voting of a controlling interest in stock of a Nevada corporation and sections 78.411 through 78.444, inclusive, regarding combinations with interested stockholders, shall not be applicable to this Corporation .


3. The Amendments do provide for an exchange, reclassification, or cancellation of issued shares and such provisions for implementing such amendments are contained within the text of such amendments.

4. The amendments to the Articles of Incorporation were adopted on the 5th day of May, 2005.

5. The amendments were adopted by the shareholders in accordance with the provisions of Nevada Law.

Dated this XX day of ____________________, 2005.

                           NOVA OIL, INC.

                           By /s/ PAUL E. FREDERICKS
                                Paul E. Fredericks
                                President and Director

                           By /s/ BRUCE E. COX.
                                Bruce E. Cox
                                Secretary and Director

                                   APPENDIX 4


                         ASSIGNMENT OF WORKING INTEREST



         THIS ASSIGNMENT made and entered into this 30th day of June, 2005, by and between Nova Oil, Inc., 17922 North Hatch Road, Colbert, WA, 99005, as Assignor and D-MIL Production, Inc., P.O. Box 49 Argyle, TX 76226, as Assignee.

W I T N E S S E T H:

         That, for and in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt of which is hereby acknowledged, the Assignor does hereby BARGAIN, SELL, TRANSER and CONVEY, without representation of warranty of any kind, either expressed or implied, and without recourse to the Assignor, unto the Assignee an undivided 49.5% working interest, being a net revenue interest of 38.61%, in and to the oil and gas which may be produced, saved and marketed from the Smith Boswell #1. The legal description being:

         Smith-Boswell #1 - 43.7342 Acre Unit in the Ruth Mackey Survey, Abstract 47 Bastrop County Texas, RRC #19600

         The working interest herein assigned to be subject to all costs of drilling, mining, completing and producing operations as well as all other costs, and to be subject to its proportionate part of all ad valorem, production, severance and other similar taxes.

         EXECUTED This 19th day of July, 2005.

                                           By: /s/ ARTHUR P. DAMMARELL, JR.
                                               Nova Oil, Inc.



State of Washington*

County of Spokane*

The foregoing instrument was acknowledged before me this 19th day of July, 2005, by Arthur Dammarell, Treasurer of Nova Oil, Inc.

         WITNESS my hand and seal.          (SEAL)

My Commission Expires:

12-10-2006                                  /s/JEFF S. MCKEE
                                            ----------------------------------
                                            Notary Public, State of Washington

                                            Jeff S. McKee
                                            ----------------------------------
                                            Printed Name

.................................................................................

                         ASSIGNMENT OF WORKING INTEREST



         THIS ASSIGNMENT made and entered into this 30th day of June, 2005, by and between Nova Oil, Inc., 17922 North Hatch Road, Colbert, WA, 99005, as Assignor and D-MIL Production, Inc., P.O. Box 49 Argyle, TX 76226, as Assignee.

W I T N E S S E T H:

         That, for and in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt of which is hereby acknowledged, the Assignor does hereby BARGAIN, SELL, TRANSER and CONVEY, without representation of warranty of any kind, either expressed or implied, and without recourse to the Assignor, unto the Assignee an undivided 49.5% working interest, being a net revenue interest of 38.61%, in and to the oil and gas which may be produced, saved and marketed from the Smith Boswell #1. The legal description being:

         Steinbach Unit #1 - 40.32 Acre Unit in the Ruth Mackey Survey, Abstract 47 Bastrop County Texas, RRC #19848

         The working interest herein assigned to be subject to all costs of drilling, mining, completing and producing operations as well as all other costs, and to be subject to its proportionate part of all ad valorem, production, severance and other similar taxes.

         EXECUTED This 19th day of July, 2005.

                                                By: /s/ ARTHUR P. DAMMARELL, JR.
                                                    Nova Oil, Inc.



State of Washington*

County of Spokane*

The foregoing instrument was acknowledged before me this 19th day of July, 2005, by Arthur Dammarell, Treasurer of Nova Oil, Inc.

         WITNESS my hand and seal.          (SEAL)

My Commission Expires:

12-10-2006                                  /s/JEFF S. MCKEE
                                            ----------------------------------
                                            Notary Public, State of Washington

                                            Jeff S. McKee
                                            ----------------------------------
                                            Printed Name

.................................................................................

                              (FORM OF PROXY CARD)
                              (FRONT OF PROXY CARD)
NOVA OIL, INC.
(509) 466-0576 - 17922 NORTH HATCH ROAD, COLBERT, WASHINGTON 99005
(PROXY GRAPHIC)

================================================================== =================================================================
The undersigned hereby revokes all previous proxies for his        3. To ratify the 2005 Nova Oil Stock Incentive Plan.
or her stock and appoints Paul E. Fredericks, with power of        --------------------- --------------------- ---------------------
substitution, to represent and to vote on behalf of the            For [  ]              Against [  ]          Abstain [  ]
undersigned all of the shares of Nova Oil, Inc. which the          ===================== ===================== =====================
undersigned is entitled to vote at the Annual Meeting of the       4. To amend the Articles of Incorporation increasing the
shareholders to be held at Washington Mutual Financial             authorized common stock from 100,000, $0.001 par value shares to
Center, Room A (lower level), 601 W. Main Ave., Spokane,           500,000,000, $0.001 par value shares
Washington on _________________, 2005 at 10:00 a.m. Pacific        --------------------- --------------------- ---------------------
time, including any adjournments thereof.                          For [  ]              Against [  ]          Abstain [  ]
================================================================== ===================== ===================== =====================
================================================================== =================================================================
1.Election of Directors                                            5. To ratify the June 30, 2005 sale of the Smith-Boswell #1 and
--------------------------- --------- ------------- -------------- Steinback Unit #1 wells.
Paul E. Fredericks          For [  ]  Against [  ]  Abstain [  ]
--------------------------- --------- ------------- -------------- --------------------- --------------------- ---------------------
Bruce E. Cox                For [  ]  Against [  ]  Abstain [  ]
--------------------------- --------- ------------- -------------- --------------------- --------------------- ---------------------
Arthur P. Dammarell, Jr.    For [  ]  Against [  ]  Abstain [  ]   For [  ]              Against [  ]          Abstain [  ]
--------------------------- --------- ------------- -------------- ===================== ===================== =====================
TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE    6. In his discretion the proxy is hereby authorized to vote upon
THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.                   such other matters as may properly come before the meeting.
------------------------------------------------------------------ --------------------- --------------------- ---------------------
                                                                   For [  ]              Against [  ]          Abstain [  ]
================================================================== ===================== ===================== =====================
2. To ratify the selection of DeCoria Maichel & Teague, P.S. as
the Company's independent registered accountants for the year      (To be signed on the other side)
ending December 31, 2005.
----------------------- -------------------- ---------------------
For [  ]                Against [  ]         Abstain [  ]
======================= ==================== ===================== =================================================================

(BACK OF PROXY CARD)
================================================================== =================================================================
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.       Please sign exactly as your name appears on the proxy. When
WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER     shares are held by joint tenants, both should sign. When signing
DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS        as attorney, as executor, administrator, trustee, or guardian,
MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4, 5 AND 6.  please give title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.
================================================================== =================================================================
                                                                   Signature

                                                                   =================================================================
                                                                   Signature if held jointly

                                                                   =================================================================
                                                                   Date:

                                                                   =================================================================
                                                                   Please return this proxy in the envelope provided.
                                                                   =================================================================
                                                                   I will____or will not________ attend the meeting.
                                                                   =================================================================
                                                                   (over)
================================================================== =================================================================